BY-LAW NO. 1

                 A by-law relating generally to the transaction
                         of the business and affairs of

                       CAM-NET COMMUNICATIONS NETWORK INC.

                                    CONTENTS
Part     Description

I     -       Interpretation
II     -      Business  of  the  Corporation
III     -     Borrowing  and  Securities
IV     -      Directors
V     -       Committees
VI     -      Submissions  of  Contracts  or Transactions to Shareholders for
              Approval
VII     -     Officers
VIII     -    Protection  of  Directors,  Officers  and  Others
IX     -      Shares
X     -       Dividends  and  Rights
XI     -      Meetings  of  Shareholders
XII     -     Notices
XIII     -    Effective  Date

     BE IT ENACTED as a by-law of Cam-Net Communications Network Inc. (hereinafter referred to as the "Corporation") as follows:

                                     PART I

                                 INTERPRETATION

1.01     Definitions

          In the by-laws of the Corporation, unless the context otherwise requires:

(1) "Act" means the Canada Business Corporations Act, R.S.C. 1985, c.C-44 as from time to time amended, and any statute that may be substituted therefor, and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

(2)     "appoint"  includes  "elect"  and  vice  versa;

(3) "articles" means the articles of incorporation of the Corporation as from time to time amended or restated;

(4)     "board"  means  the  board  of  directors  of  the  Corporation;

(5) "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

(6) "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders; "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

(7) "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);

(8) "recorded address" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there &re more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation;

(9) "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.03 or by a resolution passed pursuant thereto;

(10) "unanimous shareholder agreement" means a written agreement among all the shareholders of the Corporation, or among all such shareholders and a person who is not a shareholder, or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts, in whole or in part, the powers of the directors to manage the business and affairs of the Corporation, as from time to time amended;

(11) save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and

(12) words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

                                     PART II

                           BUSINESS OF THE CORPORATION

2.01     Corporate  Seal

          The Corporation may have one or more different corporate seals which may be adopted or changed from time to time by the board, on which the name of the Corporation appears in the language or one or more of the languages set out in the articles.

2.02     Financial-Year

          The financial year of the Corporation shall end on the day fixed by resolution of the board.

2.03     Execution  of  Instruments

     (1) Instruments may be signed on behalf of the Corporation by two persons, one of whom holds the office of chairman of the board, managing director, president, vice-president 6r is a director and the other of whom holds one of the said offices or the office of secretary, treasurer, assistant secretary or assistant treasurer or any other office created by by-law or by resolution of the board, or is a director. If there is only one director of the Corporation that one director may sign on behalf of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may certify a copy of any instrument, resolution, by-law or other document of the Corporation to be a true copy thereof.

     (2) The signature of any officer or director of the corporation may, if authorized by the board, be printed, lithographed, engraved or otherwise reproduced upon any instrument or document to be signed, executed or issued by the Corporation or by any such officer or director and any instrument on which the signature of any such person is so reproduced by authorization of the board shall be as valid to all intents and purposes as if it had been signed manually by such person, and notwithstanding that the person whose signature is so reproduced is deceased or has ceased to hold office at the date of the execution, delivery or issue of such document.

     (3) The term "instrument" as used herein shall include security interest agreements, deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases and receipts and discharges for the payment of money or other obligations, certificates of the Corporation's shares, share warrants of the Corporation, bonds, debentures and other debt obligations of the Corporation, and all paper writings.

2.04     Banking  Arrangements

          The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.05     Voting  Rights  in  Other  Bodies  Corporate

     (1) All the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities, as the case may be, of .such other body corporate and in such manner and by such person or persons as the board of directors of the Corporation shall from time to time determine.

     (2) The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such proxies, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers signing or arranging for them.

2.06     Withholding  Information  from  Shareholders

     No shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a meeting of shareholders.

2.07     Creation  and  Consolidation  of  Divisions

          The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

2.08     Name  of  Division

          Subject to compliance with law, any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business under such name, provided that the Corporation shall set out its corporate name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation.

2.09     Officers  of  Division

     From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officer, may remove at its or his pleasure any officer so appointed, without prejudice to such officer's rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

                                    PART III

                            BORROWING AND SECURITIES

3.01     Borrowing  Power

          Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles and any unanimous shareholder agreement, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a)     borrow  money  on  the  credit  of  the  Corporation;

(b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c) to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02     Delegation

          The board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of each such delegation.

                                     PART IV

                                    DIRECTORS

4.01     Number  of  Directors  and  Quorum

          Until changed in accordance with the Act, the board shall consist of not fewer than the minimum and not more than the maximum number of directors provided for in the articles. Subject to section 4.08, the quorum for the transaction of business at any meeting of the board shall consist of a majority of the directors or such greater number of directors as the board may from time to time determine.

4.02     Qualification

          Unless otherwise provided by the Act, a majority of the directors shall be resident Canadians. No person shall be qualified for election as a director if he is less than 18 years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder.

4.03     Election  and  Term

          The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise determine. The election shall be by resolution. 'If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected. Where the shareholders adopt an amendment to the articles to increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors thereby authorized.

4.04     Removal  of  Directors

          Subject to the provisions of the Act, the shareholders may by resolution passed at a meeting specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the board.

4.05     Vacation  of  Office

          A director ceases to hold office when he dies, is removed from office by the shareholders acting pursuant to the Act, or ceases to be qualified for election as a director, or earlier if he shall have submitted his written resignation to the Corporation; in which last-mentioned event he shall cease to hold office at the later of (i) the time when such written resignation is sent or delivered to the Corporation and (ii) the time, if any, specified in such written resignation as the effective time of such resignation.

4.06     Vacancies

          Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors, the board shall forthwith call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.07     Action  by  the  Board.

          Subject to the Act and any unanimous shareholder agreement, the board shall manage the business and affairs of the Corporation. Subject to sections
4.08 and 4.09, the powers of the board may be exercised by a meeting at which the quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute a meeting.

4.08     Canadian  Majority

          Unless otherwise provided by the Act, the board shall not transact business at a meeting, other than filling a vacancy in the board, unless a majority of the directors present are resident Canadians, except where:

(a) a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

(b) a majority of resident Canadians would have been present had that director been present at the meeting.

4.09     Meeting  by  Telephone

          If all the directors of the Corporation consent, a director may participate in a meeting of the board or of a committee of the board by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

4.10     Place  of  Meetings

          Meetings  of  the board may be held at any place in or outside Canada.

4.11     Calling  of  Meetings

          Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the managing director, if any, the president or any two directors may determine.

4.12     Notice  of  Meeting

     (1) Notice of the time and place of each meeting of the board shall be given in the manner provided in section 11.01 to each director not less than 24 hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, including, if required by the Act, any proposal to:

(a) submit to the shareholders any question or matter requiring approval of the shareholders;

(b)     fill  a  vacancy  among  the  directors  or  in  the  office of auditor;

(c)     issue  securities;

(d)     declare  dividends;

(e)     purchase,  redeem or otherwise acquire shares issued by the Corporation;

(f)     pay  a  commission  for  the  sale  of  shares;

(g)     approve  a  management  proxy  circular;

(h)     approve  a  take-over  bid  circular  or  directors'  circular;

(i)     approve  any  annual  financial  statements;  or

(j)     adopt,  amend  or  repeal  by-laws.

     (2) A director entitled to notice of any directors' meetings may in any manner waive or reduce the period of notice of or otherwise consent to a meeting of the board, and may give such waiver before, during or after the meeting.

     (3) Any director of the Corporation who may be absent temporarily from the province in which the registered office of the Corporation is maintained may file at the registered office of the Corporation a waiver of notice, which may be by letter, telegram, telex or cable, of meetings of the board or any committees thereof and may, at any time, withdraw the waiver and until the waiver is withdrawn, no notice of meetings shall be sent to that director and any and all meetings of the board or any committee thereof, notice of which has not been given to that director, shall, provided a quorum of the directors is present, be valid and effective.

4.13     First  Meeting  of  New  Board

          Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14     Adjourned  Meeting

          Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15     Regular  Meetings

          The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16     Chairman

          The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, managing director, if any, president, or a vice-president. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.17     Votes  to  Govern

          At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.18     Declaration  of  Interest

     (1) A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

     (2) An interested director is to be counted in a quorum at a meeting of directors or committee of directors notwithstanding his interest.

     (3) A director of the Corporation may be or become a director or other officer of, or otherwise interested in, any company promoted by the
Corporation or in which the Corporation may be interested, as a member or otherwise, and subject to the provisions of the Act and these by-laws, no such director shall be accountable to the Corporation for any remuneration or other benefit received by him as a director or officer of, or from his interest in, such other company unless the Corporation otherwise directs.

     (4) A director may hold any other office or place of profit in the Corporation in conjunction with his office of director, other than auditor, for such period and on such terms, as to remuneration and otherwise, as the board may determine and no director or intending director shall be disqualified by his office from contracting with the Corporation either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Corporation in which any director is in any way interested, be liable to be avoided, nor shall any director so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director holding that office or of the fiduciary relation thereby established, subject at all times to the provisions of the Act.

     (5) Any director may act by himself or his firm in a professional capacity for the Corporation, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

4.19     Remuneration  and  Expenses

          Subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration thereof.

4.20     Alternates

     (1) A director (called in this by-law, the "appointor") may appoint as his alternate any person who is not disqualified to be a director, and an alternate need not hold any share.

     (2) An appointment of an alternate shall not be effective until an instrument in writing declaring the appointment and signed by the appointor is delivered to the registered office of the Corporation.

     (3) An appointor may revoke an appointment of his alternate by notice in writing, by cable, telegram or other writing, delivered to the Corporation.

     (4) The appointment of an alternate terminates if his appointor ceases to be a director or if the alternate director sustains any of the disabilities referred to in the Act.

     (5) The Corporation is not obligated to remunerate any alternate or to reimburse an alternate for any expense incurred in carrying out his function.

     (6) An alternate shall be entitled to notice of meetings of the board or any committee of which the appointor is a member, and in the absence from any meeting of the appointor, to attend, speak, act and vote thereat as a director, and may sign or concur in resolutions.

     (7) A director or other person may act as alternate for more than one director and at any meeting of the board or any committee of which the appointor is a member, shall be counted as one director in determining the quorum and be entitled to cast one vote for each director for whom he id the alternate, in addition to being counted and voting as a director in his own right.

4.21     Attorney  of  Corporation

          The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the directors, to be the attorney or attorneys of the Corporation for such purposes and with such powers, authorities and discretions, not exceeding those vested in or exercisable by the directors under these Articles, and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the directors may think fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

4.22     No  Irregularity

          All acts done by the board, or a committee of the board, or by any person acting as a director or officer of the Corporation shall notwithstanding that it is afterwards discovered that there was some irregularity in his election or appointment, or a defect in his qualification, be as valid as if every such person were qualified and had been duly appointed.

4.23     Resolutions

     (1) No resolution proposed at a meeting of the board or at a meeting of a committee of the board need be seconded and the chairman of any meeting shall be entitled to move or propose a resolution.

     (2) A resolution in writing, signed by each director or his alternate, or if there is only one director, by that one director, shall be as valid and effectual as if it had been passed at a meeting of the board or any committee thereof duly convened and held.

     (3) A resolution in writing may be in one or more counterparts each of which may be signed by one or more directors or alternates, and which together shall be deemed to constitute a resolution in writing.

                                     PART V

                                   COMMITTEES

5.01     Committee  of  the  Board

          The board may appoint one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which, under the Act, a committee of the board has no authority to exercise. A majority of the members of such committee shall be resident
Canadians  unless  the  Act  permits  otherwise.

5.02     Transaction  of  Business

          Subject to the provisions of section 4.09, the powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.
Meetings  of  such  committee  may  be  held  at any place in or outside Canada.

5.03     Advisory  Bodies

          The board may from time to time appoint advisory bodies in order to advise the board upon specific issues or categories of issues.

5.04  Procedure

          Unless otherwise determined by the board, each committee and advisory body shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                     PART VI

                     SUBMISSION OF CONTRACTS OR TRANSACTIONS
                          TO SHAREHOLDERS FOR APPROVAL

6.01 The board in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the provisions of section 115 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

                                    PART VII

                                    OFFICERS

7.01     Appointment

          Subject to any unanimous shareholder agreement, the board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to sections 7.02 and 7.03, an officer may but need not be a director and one person may hold more than one office.

7.02     Chairman  of  the  Board

          The board may from time to time also appoint a chairman of the board who shall be a director. If appointed, he shall be the chief executive officer of the Corporation and shall have general supervision of the business of the Corporation. The board may assign to the chairman of the board any of the powers and duties that are by any provisions of this bylaw assigned to the managing director or to the president, and he shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the chairman of the board, his duties shall be performed and his powers exercised by the managing director, if any, or by the president.

7.03     Managing  Director

          The board may from time to time also appoint a managing director who shall be a resident Canadian and a director. If appointed, he shall be the chief executive officer and, subject to the authority of the board and the chairman of the board, if any, shall have general supervision of the business and affairs of the Corporation; and he shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

7.04     President

          If appointed, the president shall have general supervision of the business of the Corporation; and he shall have such other powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

7.05     Vice-President

          A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

7.06     Secretary

          The secretary, as and when requested to do so, shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation (if any) and of all books, papers, records, documents and instruments belonging to that Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

7.07     Treasurer

          The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

7.08     Powers  and  Duties  of  other  Officers

          The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

7.09     Variation  of  Powers  and  Duties

          The board or the chief executive officer may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

7.10     Term  of  Office

          The board or the chief executive officer, in its or his discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board or the chief executive officer shall hold office until his successor is appointed, or until his earlier resignation.

7.11     Terms  of  Employment  and  Remuneration

          The terms of employment and the remuneration of an officer appointed by the board or the chief executive officer shall be settled by it or him from time to time.

7.12     Declaration  of  Interest

          An officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with section 4.18.

7.13     Agents  and  Attorneys

          The board or the chief executive officer shall have the power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the powers to subdelegate) as may be thought fit by it or him.

7.14     Fidelity  bonds

          The board or the chief executive officer may require such officers, employees and agents of the Corporation as the board or the chief executive officer deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board or the chief executive officer may from time to time determine.

                                    PART VIII

                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

8.01     Limitation  of  Liability

          No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

8.02     Indemnity

          Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

(a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity apart from the provisions of this by-law.

8.03     Insurance

          The Corporation may purchase and maintain insurance for the benefit of any person referred to in sections 7.01 to 7.07 against such liabilities and in such amounts as the board may from time to time determine and are permitted by the Act.

                                     PART IX

                                     SHARES

9.01     Allotment

          Subject to the provisions of the Act, the articles and any unanimous shareholder agreement, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such time and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

9.02     Commissions

          The board may from time to time authorize the Corporation to pay a commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

9.03     Registration  of  Transfers

          Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement, which complies with the Act, made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may-from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 9.05.

9.04     Transfer  Agents  and  Registrars.

          The board may from time to time appoint one or more agents to maintain, in respect of each class of securities of the Corporation issued by it in registered form, a central securities register and one or more branch securities registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

9.05     Lien  for  Indebtedness

          If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

9.06     Non-recognition  of  Trusts

          Subject to the provisions of the Act, the Corporation may treat the person in whose name a share is registered in the securities register as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the share and otherwise to exercise all the rights and powers of an owner.

9.07     Share  Certificates

          Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written certificate of acknowledgment of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Such certificates shall be in such form as the board shall from time to time approve. Any such certificate shall be signed in accordance with section 2.03 and need not be under corporate seal; provided that, unless the board otherwise determines, certificates in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

9.08     Replacement  of  Share  Certificates

          The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate or certificate of acknowledgment in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding the standard fee charged by the Corporation's transfer agent from time to time, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.09     Joint  Shareholders

          If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

9.10     Deceased  Shareholders

          In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

                                     PART X

                              DIVIDENDS AND RIGHTS

10.01     Dividends

     (1) Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation, and to fix the date of record therefor and the time for payment thereof.

     (2) Dividends may be paid in money or property or by issuing fully paid shares of the Corporation. A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or if paid-up shares, bonds, debentures or debenture stock of the Corporation, or in any one or more of such ways, and where any difficulty arises in regard to the distribution, the board may settle the same as it thinks expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a shareholder upon the footing of the value so fixed or in lieu of fractional shares, bonds, debentures or debenture stock, in order to adjust the rights of all parties, and may vest any such specific assets in trustees upon such trusts, for the person entitled as may seem expedient to the board.

     (3) Dividends may be declared to be payable out of the retained earnings, profits or other income of the Corporation in respect of any period or out of any surplus of the Corporation whether created on the issuance or exchange or conversion of shares or securities of the Corporation, or as otherwise permitted by law. The Corporation may retain any dividend or other monies payable on or in respect of a share on which the Corporation has a lien, and may apply the same in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

     (4) If shares of the Corporation are issued in payment of a dividend, the value of the dividend stated as an amount in money shall be added to the stated capital account maintained or to be maintained for the shares of the class or series issued in payment of the dividend.

     (5)     No  dividend  shall  bear  interest  against  the  corporation.

(6) Should any dividend result in any shareholder being entitled to a fractional part of a share of the Corporation, the board shall have the right to pay such shareholder in lieu of that fractional share, the cash equivalent thereof, calculated on the stated capital thereof, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Corporation.

     (7) If any share is issued on terms providing that it shall rank for dividends as and from a particular date, such share shall rank for dividend accordingly.

     (8) The board may deduct from any dividend payable to any shareholders, all sums of money, if any, then payable by such shareholder to the Corporation.

10.02     Dividend  Cheques

          A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold in respect of such dividend.

10.03     Non-Receipt  of  Cheques

          In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

10.04     Record  Date  for  Dividends  and  Rights

          The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribed for such securities, and notice of any such record date shall be given not less than 14 days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

10.05     Unclaimed  Dividends

          Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the corporation.

                                     PART XI

                            MEETINGS OF SHAREHOLDERS

11.01     Annual  Meetings

          The annual meeting of shareholders shall be held at such time in each year and, subject to section 11.03, at such place as the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing or waiving appointment of an auditor and transacting such other business as may properly be brought before the meeting.

11.02     Special  Meetings

          The board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

11.03     Place  of  Meeting

          Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place in Canada or, if all the shareholders entitled to vote at the meeting so agree, at some place outside Canada.

11.04     Notice  of  Meetings

          Notice of the time and place of each meeting of shareholders shall be given in the manner provided in section 12.01 not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor (if any) and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report (if any), election of directors and reappointment of the incumbent auditor (if any) shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

11.05     List  of  Shareholders  Entitled  to  Notice

          For every meeting of shareholders, the Corporation shall prepare within the time specified by the Act a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to section 11.06, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

11.06     Record  Date  for  Notice

          The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 25 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven days before such record date, by newspaper advertisement and by written notice to each stock exchange in Canada on which the shares of the Corporation are listed for trading in the manner provided in subsection 133(4) of the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be (a) at the close of business on the day immediately preceding the day on which the notice is given or (b) the day on which the meeting is held where no such notice is given.

11.07     Meetings  without  Notice

          A meeting of shareholders may be held at any time and place permitted by the Act or the articles or the by-laws without notice or on shorter notice than that provided for herein, and proceedings thereat shall not be invalidated
(a) if all the shareholders entitled to vote thereat are present in person or represented or if those not so present or represented have received notice, or before or after the meeting or the time prescribed for the notice thereof, in writing waive notice of or accept short notice of such meeting, and (b) if the auditors (if any) and the directors are present or if those not present have received notice or, before or after the meeting or the time prescribed for notice thereof, in writing waive notice of - or accept short notice of such meeting. If the meeting is held at a place outside Canada, shareholders not present or represented, but who have waived notice of or accepted short notice of such meeting, shall also be deemed to have consented to the meeting being held at such place.

11.08     Chairman,  Secretary  and  Scrutineers

          The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed who is present at the meeting: president, managing director, chairman of the board, or a vice-president who is a director. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

11.09     Persons  Entitled  to  Attend

          The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the chairman of the board (if any), the president, the directors and auditor of the Corporation (if any) and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to attend the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting

11.10     Quorum

          Subject to the provisions of the Act, a quorum for the transaction of business at any meeting of shareholders shall be persons present in person, each being a shareholder entitled to vote thereat or a duly appointed representative or proxyholder for an absent shareholder so entitled, being at least one in number and holding or representing in the aggregate not less than 5% of the outstanding shares of the Corporation entitled to vote at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders, present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

11.11     Right  to  Vote

          Subject to the provisions of the Act as to authorized representatives of any other body corporate or association, at any meeting of shareholders for which the Corporation must prepare the list referred to in section 11.05, every person who is named in such list shall be entitled to vote the shares shown opposite his name except to the extent that, (a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date, or where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared, and (b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such excepted case the transferee shall be entitled to vote the transferred shares at the meeting. At any meeting of shareholders for which the Corporation has not prepared the list referred to in section 11.05, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

11.12     Proxyholders  and  Representatives

          Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act. Every such shareholder which is a body corporate or association may by resolution of its directors or governing body authorize an individual who need not be a shareholder to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting.

11.13     Time  for  Deposit  of  Proxies

          The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, if it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of writing.

11.14     Joint  Shareholders

          If two or more persons hold shares jointly, any one of them present in person or represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

11.15     Votes  to  Govern

At any meeting of shareholders every question shall, unless otherwise required by the articles or by law, be determined by a majority of votes cast on the question. in case of an equality of votes either upon a show of hands or upon a ballot, the chairman of the meeting shall be entitled to a casting vote.

11.16     Show  of  Hands

          Subject to the provisions of the Act any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have' been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

11.17     Ballots

          On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman may require a ballot or any person present and entitled to vote on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior-to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

11.18     Adjournment

          If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

11.19     Resolution  in  Writing

          A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor (if any) in accordance with the Act.

11.20     Only  One  Shareholder

          Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

                                    PART XII

                                     NOTICES

12.01     Method  of  Giving  Notices

          Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor (if any) or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication including, without limiting the generality of the foregoing, by telex or fax to such persons at the telex or fax numbers provided thereby to the Corporation or that are published as the telex or fax number, as the case may be, of such person. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid or upon confirmation of receipt of a telex or fax message containing such notice; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor (if any) or member of a committee of the board in accordance with any information believed by him to be reliable.

12.02     Computation  of  Time

          In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

12.03     Undelivered  Notices

          If any notice given to a shareholder pursuant to Section 11.04 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the corporation in writing of his new address.

12.04     Omissions  and  Errors

          The accidental omission to give any notice to any shareholder, director, officer or auditor (if any) or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.05     Persons  Entitled  by  Death  or  Operation  of  Law

          Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.06     Waiver  of  Notice

          Any shareholder (or his duly appointed proxyholder), director, officer or auditor (if any) may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board of directors which may be given in any manner.

                                    PART XIII

                                 EFFECTIVE DATE

13.01     Effective  Date

          This by-law shall come into force when confirmed by the shareholders in accordance with the Act.